Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Umami Sustainable Seafood Inc. (the "Company") on Form 10-K for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Oli Valur Steindorsson, President and Chief Executive Officer, and I, Tim Fitzpatrick, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

(1)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Oli Valur Steindorsson
Oli Valur Steindorsson

President and Chief Executive Officer
(Principal Executive Officer)

/s/ Tim Fitzpatrick
Tim Fitzpatrick

Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	October 12, 2012